                                                                    Exhibit 99.6

CHEC 2004-2                                    [BANC OF AMERICA SECURITIES LOGO]

ASSUMPTIONS
FRM PPC       Proprietary Fixed CPR Curve
ARM PPC       Proprietary ARM CPR Curve
Run to        Maturity
LIBOR         20.00%

                          SUBORDINATE NET WAC SCHEDULE

--------------------------------------------  --------------------------------------------  ----------------------------------------
  PD      DATE       AFC (1)   AFC (1) (2)     PD      DATE      AFC (1)     AFC (1) (2)      PD       DATE     AFC (1)  AFC (1) (2)
--------------------------------------------  --------------------------------------------  ----------------------------------------

   1   11/25/2004     7.61%      10.00%        70   10/25/2009    9.28%         9.28%         139    9/25/2014   8.70%      8.70%
   2   12/25/2004     7.10%       9.99%        71   11/25/2009    9.27%         9.27%         140   10/25/2014   8.41%      8.41%
   3    1/25/2005     6.88%      10.00%        72   12/25/2009    9.56%         9.56%         141   11/25/2014   8.68%      8.68%
   4    2/25/2005     6.88%      10.00%        73    1/25/2010    9.24%         9.24%         142   12/25/2014   8.39%      8.39%
   5    3/25/2005     7.62%       9.99%        74    2/25/2010    9.53%         9.53%         143    1/25/2015   8.38%      8.38%
   6    4/25/2005     6.88%       9.99%        75    3/25/2010    9.21%         9.21%         144    2/25/2015   8.65%      8.65%
   7    5/25/2005     7.12%      10.00%        76    4/25/2010    9.20%         9.20%         145    3/25/2015   8.36%      8.36%
   8    6/25/2005     6.89%      10.00%        77    5/25/2010    10.16%        10.16%        146    4/25/2015   8.63%      8.63%
   9    7/25/2005     7.12%      10.00%        78    6/25/2010    9.17%         9.17%         147    5/25/2015   8.34%      8.34%
  10    8/25/2005     6.90%      10.00%        79    7/25/2010    9.46%         9.46%         148    6/25/2015   8.33%      8.33%
  11    9/25/2005     6.90%      10.00%        80    8/25/2010    9.14%         9.14%         149    7/25/2015   9.22%      9.22%
  12   10/25/2005     7.14%      10.01%        81    9/25/2010    9.43%         9.43%         150    8/25/2015   8.32%      8.32%
  13   11/25/2005     6.91%      10.01%        82   10/25/2010    9.11%         9.11%         151    9/25/2015   8.58%      8.58%
  14   12/25/2005     7.14%      10.01%        83   11/25/2010    9.10%         9.10%         152   10/25/2015   8.30%      8.30%
  15    1/25/2006     6.92%      10.02%        84   12/25/2010    9.38%         9.38%         153   11/25/2015   8.56%      8.56%
  16    2/25/2006     6.92%      10.02%        85    1/25/2011    9.07%         9.07%         154   12/25/2015   8.28%      8.28%
  17    3/25/2006     7.67%      10.02%        86    2/25/2011    9.36%         9.36%         155    1/25/2016   8.27%      8.27%
  18    4/25/2006     6.93%      10.02%        87    3/25/2011    9.04%         9.04%         156    2/25/2016   8.54%      8.54%
  19    5/25/2006     7.17%      10.03%        88    4/25/2011    9.03%         9.03%         157    3/25/2016   8.25%      8.25%
  20    6/25/2006     6.94%      10.03%        89    5/25/2011    9.63%         9.63%         158    4/25/2016   8.52%      8.52%
  21    7/25/2006     7.18%      10.04%        90    6/25/2011    9.00%         9.00%         159    5/25/2016   8.23%      8.23%
  22    8/25/2006     7.51%       9.99%        91    7/25/2011    9.28%         9.28%         160    6/25/2016   8.22%      8.22%
  23    9/25/2006     7.78%       9.98%        92    8/25/2011    8.97%         8.97%         161    7/25/2016   9.10%      9.10%
  24   10/25/2006     8.03%       9.97%        93    9/25/2011    9.26%         9.26%         162    8/25/2016   8.21%      8.21%
  25   11/25/2006     7.76%       9.96%        94   10/25/2011    8.94%         8.94%         163    9/25/2016   8.47%      8.47%
  26   12/25/2006     8.01%       9.95%        95   11/25/2011    8.93%         8.93%         164   10/25/2016   8.19%      8.19%
  27    1/25/2007     7.75%       9.95%        96   12/25/2011    9.22%         9.22%         165   11/25/2016   8.45%      8.45%
  28    2/25/2007     7.99%       9.90%        97    1/25/2012    8.91%         8.91%         166   12/25/2016   8.17%      8.17%
  29    3/25/2007     8.97%       9.85%        98    2/25/2012    9.19%         9.19%         167    1/25/2017   8.16%      8.16%
  30    4/25/2007     8.09%       9.86%        99    3/25/2012    8.88%         8.88%         168    2/25/2017   8.43%      8.43%
  31    5/25/2007     8.35%       9.85%       100    4/25/2012    8.87%         8.87%         169    3/25/2017   8.15%      8.15%
  32    6/25/2007     8.07%       9.84%       101    5/25/2012    9.80%         9.80%         170    4/25/2017   8.41%      8.41%
  33    7/25/2007     8.34%       9.83%       102    6/25/2012    8.84%         8.84%         171    5/25/2017   8.13%      8.13%
  34    8/25/2007     8.47%       9.71%       103    7/25/2012    9.12%         9.12%         172    6/25/2017   8.12%      8.12%
  35    9/25/2007     8.71%       9.64%       104    8/25/2012    8.82%         8.82%         173    7/25/2017   8.98%      8.98%
  36   10/25/2007     8.97%       9.60%       105    9/25/2012    9.10%         9.10%         174    8/25/2017   8.10%      8.10%
  37   11/25/2007     8.66%       9.60%       106   10/25/2012    8.79%         8.79%         175    9/25/2017   8.36%      8.36%
  38   12/25/2007     8.93%       9.57%       107   11/25/2012    8.78%         8.78%         176   10/25/2017   8.09%      8.09%
  39    1/25/2008     8.63%       9.57%       108   12/25/2012    9.06%         9.06%         177   11/25/2017   8.35%      8.35%
  40    2/25/2008     8.88%       9.46%       109    1/25/2013    8.76%         8.76%         178   12/25/2017   7.95%      7.95%
  41    3/25/2008     9.63%       9.63%       110    2/25/2013    9.03%         9.03%         179    1/25/2018   7.89%      7.89%
  42    4/25/2008     8.99%       9.37%       111    3/25/2013    8.73%         8.73%         180    2/25/2018   8.14%      8.14%
  43    5/25/2008     9.27%       9.33%       112    4/25/2013    8.72%         8.72%         181    3/25/2018   7.87%      7.87%
  44    6/25/2008     8.96%       9.34%       113    5/25/2013    9.64%         9.64%         182    4/25/2018   8.12%      8.12%
  45    7/25/2008     9.24%       9.31%       114    6/25/2013    8.70%         8.70%         183    5/25/2018   7.85%      7.85%
  46    8/25/2008     9.16%       9.20%       115    7/25/2013    8.97%         8.97%         184    6/25/2018   7.84%      7.84%
  47    9/25/2008     9.27%       9.27%       116    8/25/2013    8.67%         8.67%         185    7/25/2018   8.37%      8.37%
  48   10/25/2008     9.56%       9.56%       117    9/25/2013    8.95%         8.95%         186    8/25/2018   7.81%      7.81%
  49   11/25/2008     9.24%       9.24%       118   10/25/2013    8.65%         8.65%         187    9/25/2018   8.06%      8.06%
  50   12/25/2008     9.53%       9.53%       119   11/25/2013    8.64%         8.64%         188   10/25/2018   7.79%      7.79%
  51    1/25/2009     9.21%       9.21%       120   12/25/2013    8.91%         8.91%         189   11/25/2018   8.04%      8.04%
  52    2/25/2009     9.37%       9.37%       121    1/25/2014    8.62%         8.62%         190   12/25/2018   7.77%      7.77%
  53    3/25/2009    10.48%      10.48%       122    2/25/2014    8.89%         8.89%         191    1/25/2019   7.76%      7.76%
  54    4/25/2009     9.45%       9.45%       123    3/25/2014    8.59%         8.59%         192    2/25/2019   8.01%      8.01%
  55    5/25/2009     9.75%       9.75%       124    4/25/2014    8.58%         8.58%         193    3/25/2019   7.74%      7.74%
  56    6/25/2009     9.42%       9.42%       125    5/25/2014    9.49%         9.49%         194    4/25/2019   7.99%      7.99%
  57    7/25/2009     9.72%       9.72%       126    6/25/2014    8.56%         8.56%         195    5/25/2019   7.72%      7.72%
  58    8/25/2009     9.45%       9.45%       127    7/25/2014    8.83%         8.83%         196    6/25/2019   7.71%      7.71%
  59    9/25/2009     9.45%       9.45%       128    8/25/2014    8.54%         8.54%         197    7/25/2019   8.52%      8.52%
  60   10/25/2009     9.75%       9.75%       129    9/25/2014    8.81%         8.81%         198    8/25/2019   7.69%      7.69%
  61   11/25/2009     9.41%       9.41%       130   10/25/2014    8.52%         8.52%         199    9/25/2019   7.93%      7.93%
  62   12/25/2009     9.71%       9.71%       131   11/25/2014    8.51%         8.51%         200   10/25/2019   7.67%      7.67%
  63    1/25/2010     9.38%       9.38%       132   12/25/2014    8.78%         8.78%         201   11/25/2019   7.91%      7.91%
  64    2/25/2010     9.37%       9.37%       133    1/25/2015    8.48%         8.48%         202   12/25/2019   7.65%      7.65%
  65    3/25/2010    10.36%      10.36%       134    2/25/2015    8.76%         8.76%         203    1/25/2020   7.63%      7.63%
  66    4/25/2010     9.34%       9.34%       135    3/25/2015    8.46%         8.46%         204    2/25/2020   7.88%      7.88%
  67    5/25/2010     9.64%       9.64%       136    4/25/2015    8.45%         8.45%         205    3/25/2020   7.61%      7.61%
  68    6/25/2010     9.31%       9.31%       137    5/25/2015    9.03%         9.03%         206    4/25/2020   7.86%      7.86%
  69    7/25/2010     9.61%       9.61%       138    6/25/2015    8.43%         8.43%         207    5/25/2020   7.59%      7.59%
--------------------------------------------  --------------------------------------------  ----------------------------------------

(1)  Run assuming that 6mL = 20.00%
(2)  Run assuming that 1mL = 20.00 and proceeds are received from the related
     YM agreement

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

CHEC 2004-2                                    [BANC OF AMERICA SECURITIES LOGO]

ASSUMPTIONS
Proprietary Fixed CPR Curve
Proprietary ARM CPR Curve
Run to   Maturity
Forward LIBOR with 0% shock for 6 months and 1% shock after 6 months.

----------------------    ---------------------    ---------------------     --------------------     --------------------
 PERIOD   XS SPREAD        PERIOD   XS SPREAD       PERIOD   XS SPREAD       PERIOD   XS SPREAD       PERIOD   XS SPREAD
----------------------    ---------------------    ---------------------     --------------------     --------------------

    1        500             45        305            89        202            133       193            177       392
    2        467             46        294            90        156            134       216            178       395
    3        436             47        298            91        178            135       197            179       408
    4        436             48        313            92        156            136       199            180       429
    5        452             49        294            93        178            137       244            181       425
    6        407             50        308            94        157            138       204            182       446
    7        316             51        283            95        157            139       228            183       444
    8        296             52        288            96        179            140       209            184       453
    9        298             53        350            97        157            141       232            185       485
   10        282             54        282            98        179            142       214            186       473
   11        270             55        298            99        157            143       217            187       493
   12        280             56        273           100        158            144       240            188       494
   13        258             57        290           101        226            145       223            189       514
   14        264             58        269           102        158            146       246            190       516
   15        242             59        266           103        181            147       229            191       528
   16        234             60        283           104        159            148       232            192       548
   17        271             61        265           105        182            149       295            193       552
   18        219             62        282           106        160            150       239            194       572
   19        227             63        258           107        161            151       262            195       578
   20        204             64        256           108        183            152       246            196       591
   21        212             65        318           109        162            153       269            197       623
   22        244             66        251           110        185            154       254            198       619
   23        262             67        268           111        164            155       258            199       639
   24        269             68        243           112        164            156       281            200       649
   25        260             69        261           113        232            157       266            201       669
   26        269             70        239           114        166            158       288            202       681
   27        246             71        236           115        189            159       274            203       698
   28        263             72        253           116        168            160       278            204       717
   29        322             73        236           117        191            161       337            205       732
   30        262             74        253           118        170            162       287            206       751
   31        272             75        229           119        171            163       310            207       769
   32        249             76        228           120        194            164       297
   33        261             77        290           121        174            165       320
   34        276             78        223           122        196            166       307
   35        292             79        241           123        176            167       313
   36        303             80        217           124        178            168       335
   37        289             81        235           125        245            169       324
   38        295             82        213           126        181            170       346
   39        275             83        212           127        204            171       336
   40        296             84        231           128        184            172       342
   41        346             85        206           129        207            173       396
   42        301             86        226           130        187            174       356
   43        315             87        203           131        189            175       378
   44        290             88        157           132        212            176       370
----------------------    ---------------------    ---------------------     --------------------     --------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.